Statement of Additional Information Supplement	February 19, 2019
Putnam VT Research Fund
Statement of Additional Information dated April 30, 2018

Effective February 28, 2019, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Kathryn Lakin, Jacquelyne Cavanaugh, Andrew O’Brien, William Rives and Walter Scully. These sub-sections are also supplemented with regards to Mr. Rives as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio managers managed as of January 31, 2019. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
William Rives	3	$228,400,000	0	$0	1	$100,000

Ownership of securities

As of January 31, 2019, Mr. Rives and his immediate family members did not beneficially own equity securities in the fund. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

SAI Supplement – 2/19